SCHEDULE 14A
                              (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                         SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section
                14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[  X ]  Preliminary Proxy Statement
[    ]  Definitive Proxy Statement
[    ]  Definitive Additional Materials
[    ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[    ]  Confidential, For Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))

                       STEINROE VARIABLE INVESTMENT TRUST
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment   of  Filing  Fee  (Check  the appropriate box):

[ X ]  No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)  Title of each class of securities to which transaction applies:

       2)  Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4)  Proposed maximum aggregate value of transaction:

       5)  Total fee paid:

[   ] Fee paid previously with preliminary materials:

[   ]  Check box if any part of the fee is offset as  provided  by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)  Amount Previously Paid:

      2)  Form, Schedule or Registration Statement no.:

      3)  Filing Party:

      4)  Date Filed:

                     IMPORTANT INFORMATION FOR CONTRACT AND
                                 POLICY HOLDERS

           OF ALL STEINROE VARIABLE INVESTMENT TRUST FUND SUBACCOUNTS

         This document contains your Proxy Statement and is accompanied by a voting instruction card(s). A voting instruction card (which we refer to in the Proxy Statement as a "proxy card" or "proxy") is, in essence, a ballot. When you complete your voting instruction card, it tells your insurance company how to vote on your behalf on important issues relating to the portion of your contract or policy that is allocated to your Fund sub-account(s). If you complete and sign the voting instruction card, it will be voted exactly as you instruct. If you simply sign your voting instruction card, it will authorize the proxies to vote "FOR" the proposal and to use their discretion to vote on any other matter that may come before the Special Meeting.

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                           TO BE HELD ON APRIL 5, 2001

STEIN ROE BALANCED FUND, VARIABLE SERIES
STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES
STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES
STEIN ROE MORTGAGE SECURITIES FUND, VARIABLE SERIES
STEIN ROE MONEY MARKET FUNDS, VARIABLE SERIES
(EACH A "FUND" AND, COLLECTIVELY, THE "FUNDS")

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (Meeting) of the Funds listed above, each a series of SteinRoe Variable Investment Trust, will be held at the offices of SteinRoe Variable Investment Trust, One Financial Center, Boston, Massachusetts on Thursday, April 5, 2001, at 10:00 a.m. Eastern time. The purpose of the Meeting is to consider and act upon the following proposals:

1. SHAREHOLDERS OF EACH FUND: To elect a Board of Trustees for the SteinRoe Variable Investment Trust;

2. SHAREHOLDERS OF STEIN ROE BALANCED FUND, VARIABLE SERIES: To approve a new sub-advisory agreement with Unibank Securities, Inc.;

3. SHAREHOLDERS OF EACH FUND: To reclassify the fundamental investment restriction on the purchase of securities on margin as non-fundamental;

4. SHAREHOLDERS OF EACH FUND: To modify the fundamental investment restriction relating to borrowing; and

5. To act on such other business as may properly come before the Meeting or any adjournment thereof.

Shareholder of record at the close of business on January 31, 2001 are entitled to notice of and to vote at the Meeting and at any adjournments thereof.

By order of the Board of Trustees


William J. Ballou,  Secretary
February 26, 2001

                        SPECIAL MEETINGS OF SHAREHOLDERS
                       STEINROE VARIABLE INVESTMENT TRUST
                                 PROXY STATEMENT

                               GENERAL INFORMATION

                                                                   March 1, 2001

This proxy statement, which is divided into the following four parts, is a combined proxy statement for all of the Funds listed in the Notice of Special Meetings of Shareholders:

Part 1.             Overview.                                          Page
Part 2.             Proposals.                                         Page
Part 3.             Information Regarding Voting and Shareholder
                    Meetings.                                          Page
Part 4.             Fund Information.                                  Page

If at any time you have questions regarding the information contained in the proxy statement, please call MIS toll-free at 1-800-xxx-xxxx between the hours of ___:00 a.m. and ___:00 p.m. Eastern time. This proxy statement was first mailed to shareholders on or about March 1, 2001.

PART 1.              OVERVIEW.

The Boards of Trustees of the SteinRoe Variable Investment Trust (Trust) have called the Meeting for the purposes described in the accompanying Notice of Special Meeting of Shareholders and as summarized below. The purpose of this proxy statement is to provide you with additional information regarding the proposals to be voted on at the Meeting and to request your proxy to vote in favor of the proposals.

The following table lists the proposals, the affected Funds and the page of the proxy statement where the proposals are discussed in greater detail:

                                FUND WHOSE SHAREHOLDERS ARE
                                ENTITLED TO VOTE                  TABLE OF
PROPOSALS                                                         CONTENTS
1.  To elect a Board of         Each Fund named in the Notice     Page
Trustees.                       of Special Meeting

2.  To approve a new            Stein Roe Balanced Fund,
sub-advisory agreement with     Variable Series
Unibank Securities, Inc.

3.  To reclassify the           Each Fund named in the Notice     Page
fundamental investment          of Special Meeting
restriction prohibiting the
purchase of securities on
margin as non-fundamental.

4.  To modify the fundamental   Each Fund named in the Notice
investment restriction          of Special Meeting
relating to borrowing.

VOTING PROCESS.

         Shareholders of record of each Fund of the Trust at the close of business on January 31, 2001 ("Record Date"), are entitled to one vote for each share held and each fractional share shall be entitled to a proportionate fractional vote. As of the Record Date, the following number of shares of beneficial interest outstanding were as follows:

Stein Roe Balanced Fund, Variable Series                      0.000
Stein Roe Growth Stock Fund, Variable Series                  0.000
Stein Roe Small Company Growth Fund, Variable Series          0.000
Stein Roe Mortgage Securities Fund, Variable Series           0.000
Stein Roe Money Market Fund, Variable Series                  0.000

         All shares were owned of record by sub-accounts of separate accounts ("Separate Accounts") of life insurance companies (the "Participating Insurance Companies") established to fund benefits under variable annuity contracts and variable life insurance policies issued by the Participating Insurance Companies. As of the date of this Proxy Statement, the Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Independence Life & Annuity Company (a wholly-owned subsidiary of Keyport), Keyport Benefit Life Insurance Company (a wholly-owned subsidiary of Keyport), Liberty Life Assurance Company (an affiliate of Keyport) Aegon USA, Great West Life Insurance Company, TransAmerica Life Insurance and SAGE Life Assurance Company. As of the date of this Proxy Statement, Keyport, Independence Life & Annuity Company, Keyport Benefit Life Insurance Company and Liberty Life Assurance Company are affiliated with Stein Roe & Farnham Incorporated ("Stein Roe"), the investment adviser to the Trust.

         The Participating Insurance Companies are mailing copies of this proxy material to the holders of these contracts and policies who, by completing and signing the accompanying proxy cards, will instruct the Separate Accounts how they wish the shares of the Funds to be voted. The Separate Accounts will vote shares of the Funds as instructed on the proxy cards by their contract or policyholders. If no instructions are specified on a proxy returned by a contract or policy holder, the Separate Accounts will vote the shares of the Fund represented thereby in favor of the election of each person nominated as a Trustee and (if applicable) in favor of each new sub-advisory agreement. proposed change to the Fund's fundamental investment policies. The Separate Accounts intend to vote shares for which no proxies are returned in the same proportions as the shares for which instructions are received. In addition, Keyport, which owns shares of certain Funds in its general account, intends to vote such shares in the same proportion as the shares held in its Separate Accounts for which instructions are received.

Further information concerning the Funds is contained in the Trust's annual and semiannual reports. If you would like to have copies of the reports sent to you free of charge, please write to Liberty Funds Distributor, Inc., One Financial Center, Boston, Massachusetts 02111 or call toll-free at 800-426-3750, or call your financial advisor.

Set forth below is a summary of each proposal that the Board of Trustees recommends that you consider:

PROPOSAL 1.          ELECT BOARDS OF TRUSTEES.

We ask that you consider the election of eleven nominees as members of the Board of Trustees. The nominees will serve as trustees of the Trust until the next meetings of shareholders or until a successor is elected, or until death, resignation, removal or retirement.

PROPOSAL 2.           APPROVE A NEW SUB-ADVISORY AGREEMENT WITH UNIBANK
                      SECURITIES, INC.

We ask that shareholders of Stein Roe Balanced Fund, Variable Series approve a new sub-advisory agreement with Unibank Securities, Inc. to provide management services to Stein Roe with respect to a portion of the Fund assets.

PROPOSALS 3 AND 4 . As described in the following proposals, the Trustees are recommending that shareholders approve changes to certain Funds' fundamental investment restrictions, including the reclassification of one restriction as "non-fundamental." The purpose of these changes is to standardize the investment restrictions of all of the Funds and, in certain cases, to increase the Funds' investment flexibility. By standardizing investment restrictions for all of the Funds, Stein Roe will be able to more easily manage each Fund in compliance with its investment policies. Most of these changes will have no effect on the way your Fund is managed given the Fund's current investment objective and policies.

Proposal 3 requests that a fundamental investment restriction be made non-fundamental. A vote for this proposal will allow the Board of Trustees subsequently to modify or eliminate this restriction without any additional shareholder approval.

The adoption of any of these proposals is not contingent on the adoption of any other proposal.

PROPOSAL 3.           APPROVE THE RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT
                      RESTRICTION ON THE PURCHASE OF SECURITIES ON MARGIN AS
                      NON-FUNDAMENTAL.

Each Fund has adopted a fundamental investment restriction prohibiting the purchase of securities on margin, except for the use of short-term credit necessary for clearance of purchases and sales of portfolio securities. This restriction was made a restriction because of regulatory and business conditions at the time. With the passage of time and the change in regulatory standards, this restriction is no longer required to be stated as a fundamental restriction. Therefore, in order to simplify and modernize the Funds' investment restrictions, the Board of Trustees recommends reclassifying this restriction as "non-fundamental."

PROPOSAL 4.           APPROVE THE MODIFICATION OF THE FUNDAMENTAL INVESTMENT
                      RESTRICTION RELATING TO BORROWING.

Each Fund has adopted a fundamental investment restriction relating to borrowing. This restriction was adopted a number of years ago in response to certain regulatory requirements or business and industry conditions that no longer exist. Therefore, in order to allow the Funds to borrow to the extent permitted by the Investment Company Act of 1940, the Board of Trustees recommends that this restriction be modified.

PART 2.                  PROPOSALS.

PROPOSAL 1.              ELECT BOARDS OF TRUSTEES.

The purpose of this proposal is to elect six new members as well as five of the currently serving members, of the Board of Trustees. All of the nominees listed below, except for the proposed six new members (Ms. Verville and Messrs. Lowry, Macera, Mayer, Neuhauser and Stitzel) are currently members of the Board, and have served in that capacity continuously since originally elected or appointed. All of the currently serving members, other than Ms. Kelly and Mr. Palombo, have been previously elected to the Board by the shareholders. The proposed six new members and Mr. Palombo currently serve on the Boards of Trustees of eleven closed-end funds and a number of open-end trusts in the Liberty Mutual Funds, and were recommended for election as Trustees of the Trust by the then current Board of Trustees of the Trust at a special meeting held on October 17, 2000. Each of the new nominees elected will serve as Trustee of the Trust beginning on the date they are elected. Each of the individuals not standing for election resigned as Trustee of the Trust on December 27, 2000. All current Trustees, and nominees that are elected, will serve as Trustee until a successor is elected and qualified or until death, retirement, resignation or removal.

The following table sets forth certain information about each nominee including age as of October 31, 2000 and principal occupation during the past five years:

                                                                                  YEAR OF
                                                                                ELECTION OR
                                                                                RECOMMENDED
                                                                               FOR ELECTION
NOMINEE NAME & AGE          PRINCIPAL OCCUPATION (1) AND DIRECTORSHIPS          AS TRUSTEE
------------------          ------------------------------------------          ----------
                                                                                 [CONFIRM]
                                                                                 ---------
Douglas A. Hacker           Executive Vice President and Chief                     1996
(43)                        Financial Officer of UAL, Inc. (airline)
                            since July, 1999; Senior Vice President
                            and Chief Financial Officer of UAL, Inc.
                            prior thereto.

Janet Langford Kelly        Executive Vice President-Corporate                     1996
(41)                        Development, General Counsel, and
                            Secretary, Kellogg Company (food,
                            beverage and tobacco manufacturer),
                            since September, 1999; Senior Vice
                            President, Secretary and General
                            Counsel, Sara Lee Corporation (branded,
                            packaged, consumer-products
                            manufacturer) prior thereto.

Richard W. Lowry            Private Investor since 1987 (formerly               New Nominee
(64)                        Chairman and Chief Executive Officer,
                            U.S. Plywood Corporation (building
                            products manufacturer)).

Salvatore Macera            Private Investor since 1981 (formerly               New Nominee
(69)                        Executive Vice President and Director of
                            Itek Corporation (electronics)).

William E. Mayer(2)         Partner, Park Avenue Equity Partners                New Nominee
(60)                        (venture capital) since November, 1996;
                            Dean, College of Business and Management,
                            University of Maryland prior thereto;
                            Director, Johns Manville (building
                            products manufacturer), Lee Enterprises
                            (print and on-line media) and WR
                            Hambrecht + Co (financial service
                            provider).

Charles R. Nelson           Van Voorhis Professor, Department of                   1989
(57)                        Economics, University of Washington;
                            consultant on economic and statistical
                            matters.

John J. Neuhauser           Academic Vice President and Dean of                 New Nominee
(57)                        Faculties, Boston College since August,
                            1999; Dean, Boston College School of
                            Management prior thereto.

                                                                                  YEAR OF
                                                                                ELECTION OR
                                                                                RECOMMENDED
                                                                               FOR ELECTION
NOMINEE NAME & AGE          PRINCIPAL OCCUPATION (1) AND DIRECTORSHIPS          AS TRUSTEE
------------------          ------------------------------------------          ----------
                                                                                 [CONFIRM]
                                                                                 ---------
Joseph R. Palombo(3)        Chairman of the Board of Trustees and                  2000
(47)                        Liberty Mutual Funds' Trusts; Executive
                            Vice President and Director of Colonial
                            Management Associates, Inc. (Colonial)
                            and Executive Vice President and Chief
                            Administrative Officer of Liberty Funds
                            Group LLC (LFG) since April, 1999;
                            Director since September, 2000 and
                            Executive Vice President since October,
                            1999 of Stein Roe; Vice President of the
                            Funds from April 1999 to October 2000;
                            Chief Operating Officer, Putnam Mutual
                            Funds prior thereto.

Thomas E. Stitzel           Business Consultant since 1999; Professor           New Nominee
(64)                        of Finance and Dean prior thereto,
                            College of Business, Boise State
                            University prior thereto; Chartered
                            Financial Analyst.

Thomas C. Theobald          Managing Director, William Blair Capital               1996
(62)                        Partners (private equity investing) since
                            1994; (formerly Chief Executive Officer
                            and Chairman of the Board of Directors,
                            Continental Bank Corporation); Director
                            of Xerox Corporation (business products
                            and services), Anixter International
                            (network support equipment distributor),
                            Jones Lang LaSalle (real estate
                            management services) and MONY Group
                            (life insurance).

Anne-Lee Verville           Consultant since 1997; General Manager,             New Nominee
(54)                        Global Education Industry prior thereto,
                            (formerly President, Applications
                            Solutions Division, IBM Corporation
                            (global education and global
                            applications)).

(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

(2) Mr. Mayer is an "interested person," as defined in the Investment Company Act of 1940 (1940 Act) because he is a Director of WR Hambrecht + Co. (a registered broker-dealer).

(3) Mr. Palombo is an "interested person," as defined in the 1940 Act because he is a Director of each Fund's investment advisor.

The following persons previously served on the Board of Trustees and are not standing for reelection:

                                                                                YEAR OF
                                                                              ELECTION OR
                                                                              RECOMMENDED
                                                                             FOR ELECTION
NAME & AGE               PRINCIPAL OCCUPATION (1) AND DIRECTORSHIPS           AS TRUSTEE
----------               ------------------------------------------              -------
                                                                               [CONFIRM]
John A. Bacon Jr.        Private Investor.                                       1998
(72)

William W. Boyd          Chairman and Director of Sterling                       1994
(72)                     Plumbing (manufacturer of plumbing
                         products); Director of Kohler Company
                         (manufacturer of plumbing products) and
                         Cummins-Allison Corp. (manufacturer of
                         currency counting equipment).

Lindsay Cook(2)          Executive Vice President of Liberty                     1994
(47)                     Financial Companies, Inc. (Liberty
                         Financial) since March 1997; Senior Vice
                         President prior thereto.

(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

(2) Mr. Cook is an "interested person," as defined in the 1940 Act because he is an executive officer of the corporate parent of each Fund's investment advisor.

                 TRUSTEES' COMPENSATION; MEETINGS AND COMMITTEES

TRUSTEES' COMPENSATION. In addition to serving as Trustees of the Trust, the Board also serves as Trustees for other fund complexes all of which are managed by Stein Roe or an affiliate of SteinRoe (Liberty Mutual Funds). The Trustees serve as Trustees of, twelve Liberty Mutual Fund Trusts, and fourteen Liberty Mutual Fund closed-end funds and as Managers of the Stein Roe Floating Rate Limited Liability Company. For their services, each Trustee will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint Board meeting and $1,000 for each special joint Board meeting. Committee chairs receive an annual retainer of $5,000 and $1,000 for each special committee meeting attended on a day other than a regular joint Board meeting day. Other committee members receive an annual retainer of $1,000 and $1,000 for each special committee meeting attended on a day other than a regular joint Board meeting day. Two-thirds of the Trustees' fees will be allocated among all the funds in the Liberty Mutual Funds, including the Funds, based on their relative net assets, and one-third of the fees are divided equally among all the funds in the Liberty Mutual Funds, including the Funds.

The Liberty Mutual Funds do not currently provide pension or retirement plan benefits to the Trustees. However, upon completion of their service as a member of the Board, Mr. Boyd received a payment of $50,000 and Mr. Bacon (who was eligible to remain on the Board until mandatory retirement at the end of 2001) received four quarterly payments at an annual rate equal to the 1999 compensation of the Trustees of the Liberty Mutual Fund Trusts. Liberty Financial and the Liberty Mutual Fund Trusts will each bear one-half of the cost of the payments to Messrs. Boyd and Bacon; the Trust's portion of the payments will be allocated among the Funds based on each Fund's share of the Trustee fees for 2000.

Further information concerning the Trustees' compensation is included in "Part
4. Fund Information" below.

MEETINGS AND COMMITTEES. The current Board of the Trust consists of two interested and six non-interested Trustees.

Audit Committee. The Fund has an Audit Committee comprised of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund. The Audit Committee reviews financial statements and other audit-related matters as they arise throughout the year. The Audit Committee makes recommendations to the full Board as to the firm of independent accountants to be selected. In making its recommendations, the Board reviews the nature and scope of the services to be provided.


In discharging its oversight responsibility as to the audit process, the Audit Committee discussed and reviewed with management the audited financial statements for the last fiscal year. [The Audit Committee, based on its review of the audited financial statements, recommended to the Board that the audited financial statements be included in the annual report to shareholders required for the last fiscal year.] The Audit Committee also reviewed the non-audit services to be provided by the independent auditors of the Fund. The independent auditors, PricewaterhouseCoopers LLP, discussed with the Board the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Audit Committee obtained from the independent auditors a formal written statement consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," describing all relationships between the auditor and the Fund that might bear on the auditor's independence. The Audit Committee also discussed with the independent auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Board also reviewed the fees charged by such accountants for the various services provided and reviewed the Fund's internal accounting procedures and controls.

         The Board of Trustees has adopted a written charter which sets forth the Audit Committee's structure, duties and powers, and methods of operation which is attached hereto as Appendix B. Each member of the Audit Committee must be financially literate and at least one member must have prior accounting experience or related financial management expertise. The Board of Trustees has determined, in accordance with applicable regulations that each member of the Audit Committee is financially literate and has prior accounting experience or related financial management expertise. The Audit Committee members for 2000 were Messrs. Hacker (Chairman), Bacon, Boyd, Nelson and Theobald and Ms. Kelly.

FEES PAID TO INDEPENDENT AUDITORS

AUDIT FEES

For the audit of the Funds' annual financial statements for the fiscal year ended December 31, 2000 and the review of the financial statements included in the Funds' annual report to shareholders for that fiscal year, each Fund was billed $_________ by PricewaterhouseCoopers LLP.

B.  FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

For the fiscal year ended December 31, 2000, the Trust, Stein Roe and entities controlling, controlled by or under common control with Stein Roe which provide services to the Fund were billed aggregate fees of $________ for financial information systems design and implementation services by PricewaterhouseCoopers LLP.

C.  ALL OTHER FEES

For the fiscal year ended December 31, 2000, the Trust, Stein Roe and entities controlling, controlled by or under common control with Stein Roe which provide services to the Trust were billed aggregate fees of $________ for all other services provided by PricewaterhouseCoopers LLP.

The Audit Committee of the Trust, consisting of Messrs. Hacker (Chairman), Bacon, Boyd, Nelson and Theobald and Ms. Kelly, all of whom are non-interested Trustees, recommends to the Board the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and internal accounting procedures and considers the independence of the independent accountants, the range of their audit services and their fees.

Compensation Committee. The Compensation Committee of the Trust, consisting of Messrs. Boyd and Nelson, both of whom are non-interested Trustees, reviews and makes recommendations regarding compensation of the board members who are not affiliated with Stein Roe.

Nominating Committee. The Nominating Committee of the Trust, consisting of Messrs. Boyd and Nelson, both of whom are non-interested Trustees, recommends to the Board, among other things, nominees for trustee and for appointments to various committees.

Executive Committee. The Executive Committee of the Trust, consisting of Mr. Boyd, a non-interested Trustee, and Mr. Cook, an interested Trustee, is authorized to take certain actions delegated to it by the full Board and to exercise the full powers of the Board, with some exceptions, between Board meetings.

Record of Board and Committee Meetings. The Board and the Committees held the following numbers of meetings during the fiscal year ended December 30, 2000:

The Board of Trustees                             5
Audit Committee                                   4
Compensation Committee                            0
Nominating Committee                              0
Executive Committee                               2

During the fiscal year ended December 31, 2000, each of the current Trustees attended more than 75% of the meetings of the Board and the committees of which such Trustee was a member.

If any nominee listed above becomes unavailable for election, the enclosed proxy card may be voted for a substitute nominee in the discretion of the proxy holder(s).

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR EACH NOMINEE IN PROPOSAL 1.

                          REQUIRED VOTE FOR PROPOSAL 1

A plurality of the votes cast at the Meeting by shareholders of the Trust, if a quorum is represented, is required for the election of each Trustee.



PROPOSAL 2.          APPROVE A SUB-ADVISORY AGREEMENT
                     WITH UNIBANK SECURITIES, INC. (STEIN ROE BALANCED FUND,
                     VARIABLE SERIES - HEREIN REFERRED TO FOR PURPOSES OF THIS
                     PROPOSAL 2 AS THE "FUND")

DESCRIPTION OF PROPOSAL. The Board of Trustees of the Trust proposes that the shareholders of the Fund approve a Sub-Advisory Agreement, substantially in the form set forth in Appendix A, between Stein Roe & Farnham Incorporated (Stein
Roe), the investment advisor to the Fund and Unibank Securities, Inc., which does business in the U.S. as Unibank Investment Management (Unibank). Under the terms of the Sub-Advisory Agreement, Unibank will manage a portion of the assets of the Fund , as determined by Stein Roe, in accordance with the investment objectives, policies and limitations of the Fund as set forth in the Fund's Prospectus and Statement of Additional Information. Unibank will invest primarily in large capitalization, non-U.S. equity securities for the Fund. Approval of the Sub-Advisory Agreement will not affect the amount of management fees paid by the Fund to Stein Roe; Stein Roe, not the Fund pays sub-advisory fees to Unibank under the Sub-Advisory Agreement.

Currently, Stein Roe manages the investment of the assets of the Fund pursuant to a Management Agreement between the Fund and Stein Roe , dated xxxxxxxx, [as amended], which was most recently approved by shareholders of the Fund on xxxxxxxx. Stein Roe receives monthly fees from the annual rate of 0.% average daily net assets . For the fiscal year ended December 31, 2000, the aggregate fees paid by Stein Roe under the Management Agreement were $.

CONSIDERATION BY THE BOARD OF TRUSTEES. The Board of Trustees met on October 17, 2000, to consider, among other things, the proposed retention by Stein Roe of Unibank as a sub-advisor to the Fund. After due consideration, the Board, including all Trustees who were not interested and who had no direct or indirect financial interests in the operation of the Sub-Advisory Agreement or in any agreements related thereto, unanimously approved the Sub-Advisory Agreement, subject to shareholder approval. The Board concluded that the Sub-Advisory Agreement is fair and reasonable, and is in the best interest of the shareholders of the Fund. During the course of their deliberations, the Board considered a variety of factors, including that the Sub-Advisory Agreement with

Unibank will not affect the fees paid by the Fund under the Management Agreement. Specifically, the Board focused on the experience and proven performance of Unibank as an investment advisor to international and global funds as well as on the increased complexity of the international securities markets.

DESCRIPTION OF SUB-ADVISORY AGREEMENT. Pursuant to the terms of the Sub-Advisory Agreement, Unibank, under the supervision of the Board of Trustees of the Trust and Stein Roe, will: (a) manage the investment of a portion of the assets of the Fund, as determined by Stein Roe, in accordance with the investment objectives, policies and limitations of the Fund as stated in the Fund's then current Prospectus and Statement of Additional Information; (b) place purchase and sale orders for portfolio transactions for the Fund; (c) evaluate such economic, statistical and financial information and undertaking such investment research as it shall deem advisable; (d) employ professional portfolio managers to provide research services to the Fund; and (e) report results to the Board of Trustees of Stein Roe Trust. For the services to be rendered by Unibank under the Sub-Advisory Agreement, Stein Roe will pay Unibank a monthly fee at the annual rate of 0.40% of the average daily net asset value of the portion of the Fund's assets managed by Unibank. Any liability of Unibank to the Trust, the Fund and/or its shareholders is limited to situations involving Unibank's own willful misfeasance, bad faith or gross negligence in the performance of its duties.

The Sub-Advisory Agreement provides that it will remain in effect for an initial term ending June 30, 2002 and from year to year thereafter so long as its continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. The Sub-Advisory Agreement may be terminated at any time without penalty on sixty days' written notice to Unibank by vote of the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund, or by Stein Roe, or by Unibank on ninety days' written notice to Stein Roe and the Trust. The Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Management Agreement for the Fund shall have terminated for any reason. The Sub-Advisory Agreement may be amended only in accordance with the Investment Company Act of 1940, as amended (1940 Act).

The preceding description of the proposed Sub-Advisory Agreement is qualified in its entirety by reference to the form of Sub-Advisory Agreement that is set forth in Appendix A to this proxy statement.

INFORMATION CONCERNING STEIN ROE, UNIBANK AND THEIR AFFILIATES.

STEIN ROE & FARNHAM INCORPORATED

Stein Roe, located at One South Wacker Drive, Chicago, Illinois 60606, is a wholly-owned, indirect subsidiary of Liberty Financial Companies, Inc. (Liberty Financial). Liberty Financial is a direct majority-owned subsidiary of LFC Management Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a direct wholly-owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly-owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). As of August 31, 2000, LFC Management Corporation owned 71.12% of Liberty Financial. Liberty Financial is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. The principal executive offices of Liberty Financial, Inc. are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210-2214. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the United States, organized under the laws of Massachusetts in 1912. The principal business activities of Liberty Mutual's subsidiaries other than Liberty Financial are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. The principal executive offices of Liberty Mutual, Liberty Mutual Equity Corporation, LFC Management Corporation, Liberty Corporate Holdings, Inc. and LFC Holdings, are located at 175 Berkeley Street, Boston, Massachusetts 02117.

On November 1, 2000, Liberty Financial announced that it had retained CS First Boston to help it explore strategic alternatives, including the possible sale of Liberty Financial.

Stein Roe and its predecessor have been providing investment advisory services since 1932.

The directors of Stein Roe are Stephen E. Gibson, J. Andrew Hilbert, C. Allen Merritt, Jr. and Joseph R. Palombo. Mr. Gibson is President of Stein Roe Mutual Funds division. Mr. Hilbert is Senior Vice President and Chief Financial Officer of Liberty Financial. Mr. Merritt is Chief of Staff of Liberty Financial. Mr. Palombo is Executive Vice President of Stein Roe. The principal executive officer of Stein Roe is Mr. Stephen E. Gibson. The business address of Messrs. Gibson and Palombo is One Financial Center, Boston, MA 02111-2621; and that of Messrs. Hilbert and Merritt is 600 Atlantic Avenue, Federal Reserve Plaza, Boston, MA 02210-2214.

In addition, the following individuals who are officers of the Trust are also officers or directors of Stein Roe: [William D. Andrews, David P. Brady, Daniel
K. Cantor, Kevin M. Carome, Denise E. Chasmer, William M. Garrison, Stephen E. Gibson, Erik P. Gustafson, Loren A. Hansen and Harvey B. Hirschhorn.]

Stein Roe currently provides administrative services to the Fund under a separate administrative agreement. Under the administrative agreement, the fees payable to Stein Roe by the Fund are at the annual rate of 0.% of the Fund's average net assets. For the fiscal year ended December 31, 2000, the aggregate administrative fee paid by the Fund to stein Roe was $. The administrative agreement provides that Stein Roe will reimburse the Fund to the extent that total annual expenses of the Fund (including fees paid to Stein Roe, but excluding taxes, interest, commissions and other normal charges incident to the purchase and sale of portfolio securities) exceed the applicable limits prescribed by any state in which shares of the Fund are being offered for sale to the public. However, Stein Roe is not required to reimburse the Fund an amount in excess of fees paid by the Fund under the administrative agreement for that year. Upon shareholder approval of the Sub-Advisory Agreement, the Fund, under the existing administrative agreement, will continue to pay the same fee to Stein Roe at the annual rate of 0.% of the Fund's average net assets. Under the existing administration agreement, Stein Roe may make use of its affiliated companies in connection with the administrative services to be provided to the Fund under the contract.

Pursuant to a separate agreement with Investment Trust, Stein Roe receives a fee for performing certain bookkeeping and accounting services. For such services, Stein Roe receives from the Fund a fee at the annual rate of $25,000 plus 0.0025 of 1% of the Fund's average net assets over $50 million. During the fiscal year ended December 31, 2000, Stein Roe received $ from the Fund for services performed under that Agreement. This agreement will remain in effect if the proposed Sub-Advisory Agreement is approved.

Liberty Funds Services, Inc. (LFSI), One South Wacker Drive, Chicago, IL 60606, is the agent of the Investment Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records. For performing these services, LFSI receives from the Fund a fee based at the annual rate of 0.22% of the Fund's average net assets. For the fiscal year ended December 31, 2000, the aggregate fees paid to LFSI on behalf of the Fund were approximately $6,000. On November, 13, 2000, the Board approved the assumption of the transfer agent agreement by LFSI from Stein Roe Services, Inc., a registered transfer agent and an affiliate of Stein Roe.

Liberty Funds Distributor, Inc. (LFDI), a wholly-owned, indirect subsidiary of Liberty Financial located at One Financial Center, Boston, MA 02111-2621, acts as distributor for the Fund under a distribution agreement. This agreement will remain in effect if the proposed Sub-Advisory Agreement is approved.

UNIBANK

Unibank, d/b/a Unibank Investment Management in the U.S., is located at 13-15 West 54th Street, New York, New York, 10019. Unibank offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations, and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. Unibank often structures portfolios to meet benchmarks established by the client, or tailored to standard Morgan Stanley Capital International (MSCI) benchmarks such as the MSCI EAFE Index. Unibank is a direct wholly-owned subsidiary of Unibank A/S, one of Scandinavia's leading financial institutions, which in turn is a direct wholly-owned subsidiary of Unidanmark A/S, which in turn is a direct wholly-owned subsidiary of Nordic Baltic Holding AB. The principal executive offices of Unibank A/S are located at Torvegade 2 DK-1786 Copenhagen V., Denmark. The principal executive offices of Unidanmark A/S are located at Strandgrade 3 DK-1786 Copenhagen V., Denmark. The principal executive offices of Nordic Baltic Holding AB are located at Hamngatan 10, SE-105 71 Stockholm, Sweden.

The directors of Unibank Securities, Inc. are Henrik Bak, Ole Jacobsen, Jerry Murphy, Peter Nyegaard and Finn Pedersen. Mr. Bak is President and Chairman of the Board of Unibank Securities, Inc. Mr. Jacobsen is Managing Director and Head of Unibank Investment Management. Mr. Murphy is Head of Administration, Nordic Baltic Holding, New York. Mr. Nyegaard is Head of Markets, Nordic Baltic Holding AB. Mr. Pedersen is Head of Equities, Aros Maizel, a Unibank-affiliated broker-dealer. The business address of each of Messrs. Bak, Nyegaard, Murphy, Jacobsen and Pedersen is 13-15 West 54th Street, New York, New York, 10019.

In addition to the services proposed to be provided by Unibank to the Fund, Unibank also provides sub-advisory and other services and facilities to other investment companies. Information with respect to the assets of and management fees payable to Unibank by funds having objectives similar to the Fund is set forth below:

                                                                 TOTAL NET ASSETS
                                        ANNUAL MANAGEMENT            12/31/00
                   FUND                        FEE                (IN THOUSANDS)
                   ----                        ---                --------------
UM International Equity Fund                0.60%(a)                     $
Stein Roe Balanced Portfolio                0.40%(b)                     $
The Liberty Fund                           0.____%(c)                    $

(a) The management fee is 0.95%, which is paid to Undiscovered Managers, LLC, the investment adviser to the Fund. Unibank is the sub-adviser to the Fund and receives a sub-advisory fee of 0.60% for the first $200 million of average net assets. 0.55% for the next $100 million, and 0.50% for assets in excess of $300 million.

(b) The management fee is 0.55% on the first $500 million of average daily net assets, 0.50% on the next $500 million and 0.45% on average daily net assets in excess of $1 billion, which is paid to Stein Roe, the investment adviser to the Fund. Unibank is the sub-adviser to the Portfolio and receives a sub-advisory fee of 0.40% of average net assets.


(c) The management fee is ___%, which is paid to Colonial Management Associates, Inc., the investment adviser to the Fund. Unibank is the sub-adviser to the Fund and receives a sub-advisory fee of ____% of average daily net assets.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR PROPOSAL 2.

                          REQUIRED VOTE FOR PROPOSAL 2

Approval of the Sub-Advisory Agreement for the Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

PROPOSAL 3.            APPROVE THE RECLASSIFICATION OF THE FUNDAMENTAL
                       INVESTMENT RESTRICTION PROHIBITING THE PURCHASE OF
                       SECURITIES ON MARGIN AS NON-FUNDAMENTAL.

Each of the Funds has a fundamental investment restriction prohibiting the purchase of securities on margin, except for the use of short-term credit necessary for clearance of purchases and sales of portfolio securities.

The Trust originally adopted this restriction to comply with certain state securities law requirements which are no longer applicable. If this restriction becomes non-fundamental, the Board would have the ability to modify or eliminate the restriction to increase investment flexibility without the need for any additional shareholder approval.

There are certain risks associated with a fund's participation in margin transactions. Margin transactions involve the purchase of securities with money borrowed from a broker, with cash or eligible securities, called "margin" being used as collateral against the loan. Using margin risks leveraging the investment portfolio, which can magnify both gains and losses. During volatile market conditions, a fund may be forced to liquidate its position in certain securities to repay the broker. Such sales may have an adverse affect on the fund's net asset value and ultimately on its performance.

A Fund's potential use of margin transactions beyond transactions in financial futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, is generally limited by the Securities and Exchange Commission position that margin transactions are prohibited under Section 18 of the Investment Company Act of 1940 because they create senior securities. A Fund's ability to engage in margin transactions is also limited by its investment policies, which generally permit the Funds to borrow money only (if shareholders approve proposal 8) to the extent permitted by the 1940 Act.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUNDS VOTE FOR PROPOSAL 3.

                          REQUIRED VOTE FOR PROPOSAL 3

Approval of this proposal for any Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

PROPOSAL 4.              APPROVE THE MODIFICATION OF THE FUNDAMENTAL INVESTMENT
                         RESTRICTION RELATING TO BORROWING.

Each of the Funds, has a fundamental investment restriction relating to borrowing. This restriction was adopted a number of years ago in response to certain regulatory requirements or business and industry conditions that no longer exist. Therefore, in order to allow the Funds to borrow to the extent permitted by the 1940 Act, each Board recommends that this restriction be modified.

The Funds do not intend to change their investment strategies if this proposal is adopted.

CURRENT INVESTMENT RESTRICTIONS. Each Fund's current investment restriction relating to borrowing is as follows:

A Fund may not borrow, except that it may (a) borrow up to 33 1/3% of its total assets from banks, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures, and options on futures.

PROPOSED INVESTMENT RESTRICTION. The investment restriction above would be revised in its entirety if approved by shareholders, to read as follows:

"The Funds may not borrow except from banks, other affiliated funds and other entities to the extent permitted by the Investment Company Act of 1940."

If the proposed change is approved, the Funds will be able to borrow up to the Investment Company Act of 1940 limit. The Funds will no longer be restricted from borrowing only for redemption requests or for extraordinary or emergency purposes, and would not be limited to borrowing only from banks.

THE BOARDS OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUNDS VOTE FOR PROPOSAL 4.

                          REQUIRED VOTE FOR PROPOSAL 4

Approval of this proposal for any Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

PART 3.     INFORMATION REGARDING VOTING AND SHAREHOLDER MEETINGS.

This section provides further information regarding the methods of voting and shareholder meetings.

A. PROXY SOLICITATION. In addition to soliciting proxies by mail, the Trustees and employees of Liberty Financial or its affiliates may solicit proxies in person or by telephone but will not be additionally compensated therefor. Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in solicitating instructions from their principals. The expenses of the meeting or any adjournment thereof and of any proxy solicitation will be borne by Newport.

B. PROXY SOLICITATION COSTS. With respect to proposal 2 Liberty Financial will bear the costs of the solicitation (estimated to be $). With respect to the other proposals, the Funds will bear the cost of the solicitation. By voting as soon as you receive your proxy materials, you will help reduce the cost of additional mailings. The cost of this assistance for each Fund is not expected to exceed the following amounts:

FUND                                                   SOLICITATION COST

STEIN ROE BALANCED FUND, VARIABLE SERIES
STEIN ROE GROWTH STOCK FUND, VARIABLE  SERIES
STEIN ROE SMALL COMPANY GROWTH FUND VARIABLE SERIES
STEIN ROE MORTGAGE SECURITIES FUND, VARIABLE SERIES
STEIN ROE MONEY MARKET FUNDS, VARIABLE SERIES

C. VOTING REQUIREMENTS. EACH SHARE IS ENTITLED TO ONE VOTE ON ANY MATTER THAT COMES BEFORE THE MEETING AND EACH FRACTIONAL SHARE SHALL BE ENTITLED TO A PROPORTIONATE FRACTIONAL VOTE. SHAREHOLDERS OF FUNDS WILL VOTE SEPARATELY ON MATTERS AFFECTING ONLY THEIR FUND, SUCH AS THE APPROVAL OF A NEW SUB-ADVISORY AGREEMENT. the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), that vote will have the effect of votes (a) present for purposes of determining a quorum for each proposal and (b) against proposals through 4. With respect to the election of Trustees (proposal 1), withheld authority, abstentions and broker non-votes have no effect on the outcome of the voting.

D. QUORUM. Thirty percent of the shares of each Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business by the Fund's shareholders at the meeting.

E. REVOKING YOUR PROXY. You may revoke your proxy at any time up until the voting results are announced at the Meeting. You may revoke your vote by writing to the Secretary of the SteinRoe Variable Investment Trust, Attention: William
J. Ballou, One Financial Center, 11th Floor, Boston, MA 02111-2621. You may also revoke your proxy by voting again by using your enclosed proxy card or voting in person at the Meeting.

F. ADJOURNMENT. If sufficient votes in favor of any of the proposals set forth in the Notice are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to those proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that are entitled to vote in favor of such proposals. They will vote against adjournment those proxies required to be voted against such proposals. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

G. SHAREHOLDER PROPOSALS. Proposals of shareholders which are intended to be considered for inclusion in the SteinRoe Variable Investment Trusts' proxy statement must be received within a reasonable amount of time prior to any meetings. SteinRoe Variable Investment Trust do not currently intend to hold a shareholder meeting in 2002. You may submit shareholder proposals to the Secretary of the SteinRoe Variable Investment Trust, Attention: William J. Ballou, One Financial Center, Boston, Massachusetts 02111-2621.

H. ANNUAL/SEMIANNUAL REPORTS. Further information concerning a SteinRoe Variable Investment Trust is contained in its most recent Annual and/or Semiannual Report to Shareholders, which is obtainable free of charge by writing SteinRoe Variable Investment Trust at One Financial Center, Boston, Massachusetts 02111-2621 or by calling 1-800-338-2550.

I. LITIGATION. The Funds are not currently involved in any material litigation.

J. OTHER MATTERS. As of the date of this proxy statement, only the business mentioned in proposals 1 through 4 of the Notice of the Special Meeting of Shareholders is contemplated to be presented. If any procedural or other matters come before the Meeting, your proxy shall be voted in accordance with the best judgement of the proxy holder(s).


PART 4.            FUND INFORMATION.

As of the Record Date, the following persons were known to own of record or beneficially 5% or more of the applicable outstanding Class(es) of shares of the
Funds:

FUND                                               NUMBER OF    PERCENTAGE
               CLASS OF                             SHARES       OF SHARES
               SHARES     NAME AND ADDRESS          OWNED        OWNED









The following table sets forth certain information about the executive officers of the Trust:

EXECUTIVE OFFICER  OFFICE WITH THE TRUST; PRINCIPAL       YEAR OF ELECTION AS
NAME & AGE         OCCUPATION (1)                         EXECUTIVE OFFICER

Stephen E. Gibson  President of the Trust since November             1999
(46)               1999; President of the Liberty Funds
                   since June, 1998; Chairman of the Board
                   since July, 1998, Chief Executive Officer
                   and President since December, 1996 and
                   Director, since July, 1996, Colonial
                   (formerly Executive Vice President from
                   July, 1996 to December, 1996); Director,
                   Chief Executive Officer and President, LFG
                   since December, 1998 (formerly Director,
                   Chief Executive Officer and President, The
                   Colonial Group, Inc. (TCG) from December,
                   1996 to December, 1998); President since
                   January, 2000 and Director, since September,
                   2000, SR&F (formerly Vice Chairman from
                   January, 2000 to September, 2000 and
                   Assistant Chairman from August, 1998 to
                   January, 2000); Managing Director of
                   Marketing, Putnam Investments prior thereto.

William D. Andrews Executive Vice President of the Trust             1997
(53)               since November, 1997; Executive Vice
                   President of SR&F since December, 1995;
                   Senior Vice President of SR&F prior thereto.

Kevin M. Carome    Executive Vice President of the Trust             1999
(44)               since May, 1999 (formerly Vice
                   President from April, 1998 to May, 1999,
                   Assistant Secretary from April 1998 to
                   February, 2000 and Secretary from February,
                   2000 to May, 2000); Executive Vice President
                   of the Liberty and Liberty All-Star Funds
                   since October, 2000; Senior Vice President
                   and General Counsel, Liberty Financial since
                   August, 2000; Senior Vice President and
                   General Counsel, Liberty Funds Group LLC
                   since January, 1999; General Counsel and
                   Secretary of SR&F since January, 1998;
                   Associate General Counsel and Vice president
                   of Liberty Financial prior thereto.

Loren Hansen       Executive Vice President of the Trust             1997
(52)               since November, 1997; Chief Investment
                   Officer/Equity and Senior Vice President of
                   Colonial since October, 1997; Executive Vice
                   President of SR&F since December, 1995;
                   Senior Vice President of The Northern Trust
                   Company (banking) prior thereto.

-----------------
(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

SHARE OWNERSHIP BY TRUSTEES AND OFFICERS

As of the Record Date, neither the executive officers and the current Board members, nor any nominee as a Board member, was known to own beneficially as much as 1% of any outstanding Class of shares of any Fund.

The following table sets forth the compensation paid to each Trustee from each series of SteinRoe Variable Investment Trust, for service during the Trust's fiscal year ended December 31, 1999:

                                                 STEIN ROE        STEIN ROE
                STEIN ROE        STEIN ROE      MONEY MARKET      MORTGAGE
             BALANCED FUND,    GROWTH STOCK        FUND,         SECURITIES
             VARIABLE SERIES  FUND, VARIABLE      VARIABLE     FUND, VARIABLE
                                  SERIES           SERIES          SERIES
TRUSTEE
Mr. Bacon        $ 2,900          $ 2,900          $ 2,300         $ 2,300
Mr. Boyd           3,000            3,000            2,400           2,400
Mr. Hacker         2,450            2,450            2,000           2,000
Ms. Kelly          2,900            2,900            2,300           2,300
Dr. Nelson         3,000            3,000            2,400           2,400
Mr. Theobald       2,900            2,900            2,300           2,300

                      STEIN ROE
                    SMALL COMPANY
                    GROWTH FUND,
                   VARIABLE SERIES
TRUSTEE
Mr. Bacon              $ 2,300
Mr. Boyd                 2,400
Mr. Hacker               2,000
Ms. Kelly                2,300
Dr. Nelson               2,400
Mr. Theobald             2,300

The Trustees also received the following compensation from each Stein Roe Mutual Fund as of each Fund's fiscal year end(1):
----------

STEIN ROE MUTUAL
FUND
                        SRBF          SRAPF          LGIF         SRGSF
FISCAL YEAR END
                      9/30/00        9/30/00       9/30/00       9/30/00
TRUSTEE:
Mr. Bacon              $1,300         $1,500        $1,300        $1,300
Mr. Boyd                1,400          1,600         1,400         1,400
Mr. Hacker              1,300          1,500         1,300         1,300
Ms. Kelly               1,300          1,500         1,300         1,300
Dr. Nelson              1,300          1,500         1,300         1,300
Mr. Theobald            1,300          1,500         1,300         1,300

1 The Liberty - Stein Roe Mutual Funds do not currently provide pension or retirement plan benefits to the Trustees.

STEIN ROE MUTUAL
FUND

                       LMCGF          SRFF          SRCOF         SRSCGF
FISCAL YEAR END
                      9/30/00        9/30/00       9/30/00       9/30/00
TRUSTEE:
Mr. Bacon              $2,100        $2,100         $3,300        $1,500
Mr. Boyd                2,200         2,200          3,400         1,600
Mr. Hacker              2,100         2,100          3,300         1,500
Ms. Kelly               2,100         2,100          3,300         1,500
Dr. Nelson              2,100         2,100          3,300         1,500
Mr. Theobald            2,100         2,100          3,300         1,500

STEIN ROE MUTUAL
FUND
                       SRYIF          SRIF          SRINCF        SRIBF
FISCAL YEAR END
                      9/30/00        9/30/00       6/30/00       6/30/00
TRUSTEE:
Mr. Bacon              $1,300        $1,300         $1,400        $1,400
Mr. Boyd                1,400         1,400          1,500         1,500
Mr. Hacker              1,300         1,300          1,400         1,400
Ms. Kelly               1,300         1,300          1,400         1,400
Dr. Nelson              1,300         1,300          1,500         1,500
Mr. Theobald            1,300         1,300          1,400         1,400

STEIN ROE MUTUAL
FUND
                       SRHYF          SRCRF         SRIMF         SRHYMF
FISCAL YEAR END
                      6/30/00        6/30/00       6/30/00       6/30/00
TRUSTEE:
Mr. Bacon              $1,400        $1,400         $2,200        $1,400
Mr. Boyd                1,500         1,500          2,400         1,500
Mr. Hacker              1,400         1,400          2,200         1,400
Ms. Kelly               1,400         1,400          2,200         1,400
Dr. Nelson              1,500         1,500          2,300         1,500
Mr. Theobald            1,400         1,400          2,200         1,400

STEIN ROE MUTUAL
FUND
                       SRMMF         SRICHYF         LYIF          LGSF
FISCAL YEAR END
                      6/30/00        6/30/00       9/30/00       9/30/00
TRUSTEE:
Mr. Bacon              $3,100        $1,400         $1,300        $1,300
Mr. Boyd                3,200         1,500          1,400         1,400
Mr. Hacker              3,100         1,400          1,300         1,300
Ms. Kelly               3,100         1,400          1,300         1,300
Dr. Nelson              3,200         1,500          1,300         1,300
Mr. Theobald            3,100         1,400          1,300         1,300

STEIN ROE MUTUAL
FUND
                       SRAHYMF        SRAIBF         LFRF        LSRIFRIF
FISCAL YEAR END
                       6/30/00       6/30/00       8/31/00       8/31/00
TRUSTEE:
Mr. Bacon              $1,400         $1,400        $1,300        $1,300
Mr. Boyd                1,500          1,500         1,400         1,400
Mr. Hacker              1,400          1,400         1,300         1,300
Ms. Kelly               1,400          1,400         1,300         1,300
Dr. Nelson              1,500          1,500         1,300         1,300
Mr. Theobald            1,400          1,400         1,300         1,300


STEIN ROE MUTUAL
FUND
                       SRMMMF
FISCAL YEAR END
                       6/30/00
TRUSTEE:
Mr. Bacon               $1,400
Mr. Boyd                 1,500
Mr. Hacker               1,400
Ms. Kelly                1,400
Dr. Nelson               1,500
Mr. Theobald             1,400

The following table sets forth the compensation paid to each Trustee from the respective Portfolio of SR&F Base Trust, in which certain Funds invest their assets, in their capacity as a Trustee to SR&F Base Trust, an open-end investment company, for service during each Portfolio's fiscal year:

                                                      SR&F GROWTH      SR&F GROWTH
                    SR&F BALANCED      SR&F CASH       AND INCOME       INVESTOR
                      PORTFOLIO        RESERVES        PORTFOLIO        PORTFOLIO
                                       PORTFOLIO
FISCAL YEAR END
                       9/30/00          6/30/00         9/30/00          9/30/00
TRUSTEE
Mr. Bacon              $2,250           $4,000           $2,700          $4,350
Mr. Boyd                2,350            4,200            2,800           4,450
Mr. Hacker              2,250            4,000            2,700           4,350
Ms. Kelly               2,250            4,000            2,700           4,350
Dr. Nelson              2,250            4,100            2,700           4,350
Mr. Theobald            2,250            4,000            2,700           4,350

                     SR&F GROWTH                      SR&F HIGH -
                   STOCK PORTFOLIO     SR&F HIGH         YIELD         SR&F INCOME
                                    YIELD PORTFOLIO    MUNICIPALS       PORTFOLIO
                                                       PORTFOLIO
FISCAL YEAR END
                       9/30/00          6/30/00         6/30/00          6/30/00
TRUSTEE
Mr. Bacon              $4,350           $2,800           $2,800          $2,800
Mr. Boyd                4,450            3,000            3,000           3,000
Mr. Hacker              4,350            2,800            2,800           2,800
Ms. Kelly               4,350            2,800            2,800           2,800
Dr. Nelson              4,350            2,900            2,900           2,900
Mr. Theobald            4,350            2,800            2,800           2,800

                                                          SR&F
                        SR&F                           MUNICIPAL          SR&F
                    INTERMEDIATE         SR&F         MONEY MARKET     DISCIPLINED
                   BOND PORTFOLIO    INTERNATIONAL     PORTFOLIO     STOCK PORTFOLIO
                                       PORTFOLIO
FISCAL YEAR END
                       6/30/00          9/30/00         6/30/00          9/30/00
TRUSTEE
Mr. Bacon              $2,800           $2,100           $2,200          $3,450
Mr. Boyd                3,000            2,200            2,400           3,550
Mr. Hacker              2,800            2,100            2,200           3,450
Ms. Kelly               2,800            2,100            2,200           3,450
Dr. Nelson              2,900            2,100            2,300           3,450
Mr. Theobald            2,800            2,100            2,200           3,450

The following table sets forth the compensation paid to each Manager for serving on the Board of Managers of Stein Roe Floating Rate Limited Liability Company, (SRFRLLC) in which certain Funds invest their assets, for service during the fiscal year ended August 31, 2000:

                                          TOTAL COMPENSATION PAID TO THE MANAGERS
                                           FROM SRFRLLC FOR THE FISCAL YEAR ENDED
MANAGER                                               AUGUST 31, 2000
Mr. Bacon                                                  $1,950
Mr. Boyd                                                    2,050
Mr. Hacker                                                  1,950
Ms. Kelly                                                   1,950
Dr. Nelson                                                  1,950
Mr. Theobald                                                1,950

                      TOTAL COMPENSATION PAID FROM STEIN
                      ROE MUTUAL FUNDS COMPLEX(1) TO THE
                      BOARD OF TRUSTEES FOR THE CALENDAR
                                  YEAR ENDED
TRUSTEE:                           12/31/99
Mr. Bacon                          $103,450
Mr. Boyd                           $109,950
Mr. Hacker                         $ 93,950
Ms. Kelly                          $103,450
Dr. Nelson                         $108,050
Mr. Theobald                       $103,450

(1) At June 30, 2000, the Stein Roe Mutual Funds Complex consisted of four series of Liberty - Stein Roe Funds Income Trust, one series of Liberty
         - Stein Roe Funds Trust, four series of Liberty - Stein Roe Funds Municipal Trust, 12 series of Liberty - Stein Roe Funds Investment Trust, five series of Liberty - Stein Roe Advisor Trust, five series of SteinRoe Variable Investment Trust, 12 portfolios of SR&F Base Trust, Liberty Floating Rate Fund, Liberty-Stein Roe Institutional Floating Rate Income Fund and Stein Roe Floating Rate Limited Liability Company.

                                   APPENDIX A

                             SUB-ADVISORY AGREEMENT

         SUB-ADVISORY AGREEMENT, dated this    day of May, 2001, among STEIN ROE
& FARNHAM INCORPORATED, a Delaware corporation (the "Adviser"), UNIBANK SECURITIES, INC., d/b/a "UNIBANK INVESTMENT MANAGEMENT," a company incorporated under the laws of the State of Delaware (the "Sub-Adviser") and STEINROE VARIABLE INVESTMENT TRUST TRUST (the "Trust"), on behalf of Stein Roe Balanced Fund, Variable Series (the "Fund").

                                   WITNESSETH:

         WHEREAS, the Adviser provides the Fund, a series of the Trust, an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") business services pursuant to the terms and
conditions of an investment advisory agreement dated [    ], as amended, (the
"Advisory Agreement") between the Adviser and the Trust, on behalf of the Fund; and

         WHEREAS, the Sub-Adviser is willing to provide services to the Adviser with respect to the Fund's assets on the terms and conditions hereinafter set forth.


         NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

         1. Duties of the Sub-Adviser. Subject to the supervision of the Trustees of the Trust and the Adviser, the Sub-Adviser will: (a) manage the investment of a portion of the assets of the Portfolio, as determined by the Adviser, in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's then current Prospectus (the "Prospectus") and Statement of Additional Information (the "Statement"), and in compliance with the 1940 Act and the rules, regulations and orders thereunder; (b) place purchase and sale orders for portfolio transactions for the Fund; (c) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (d) employ professional portfolio managers to provide research services to the Fund; and (e) report results to the Board of Trustees of the Trust. The Adviser agrees to provide the Sub-Adviser with such assistance as may be reasonably requested by the Sub-Adviser in connection with its activities under this Agreement, including, without limitation, information concerning the

Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund's affairs.

         Should the Trustees of the Trust or the Adviser at any time make any determination as to investment policy and notify the Sub-Adviser thereof in writing, the Sub-Adviser shall be bound by such determination for the period, if any, specified in such notice or until notified that such determination has been revoked. Further, the Adviser or the Trustees of the Trust may at any time, upon written notice to the Sub-Adviser, suspend or restrict the right of the Sub-Adviser to determine what assets of the Fund shall be purchased or sold and what portion, if any, of the Fund's assets shall be held uninvested. It is understood that the Adviser undertakes to discuss with the Sub-Adviser any such determinations of investment policy and any such suspension or restrictions on the right of the Sub-Adviser to determine what assets of the Fund shall be purchased or sold or held uninvested, prior to the implementation thereof.

         2. Certain Information to the Sub-Adviser. Copies of the Prospectus and the Statement have been delivered to the Sub-Adviser. The Adviser agrees to notify the Sub-Adviser of each change in the investment policies of the Fund and to provide to the Sub-Adviser as promptly as practicable copies of all amendments and supplements to the Prospectus and the Statement. In addition, the Adviser will promptly provide the Sub-Adviser with any procedures applicable to the Sub-Adviser adopted from time to time by the Trustees of the Trust and agrees to provide promptly to the Sub-Adviser copies of all amendments thereto.

         3. Execution of Certain Documents. Subject to any other written instructions of the Adviser and the Trustees of the Trust, the Sub-Adviser is hereby appointed the Adviser's and the Trust's agent and attorney-in-fact to execute account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Fund.

         4. Reports. The Sub-Adviser shall furnish to the Trustees of the Trust or the Adviser, or both, as may be appropriate, quarterly reports of its activities on behalf of the Fund, as required by applicable law or as otherwise requested from time to time by the Trustees of the Trust or the Adviser, and such additional information, reports, evaluations, analyses and opinions as the Trustees of the Trust or the Adviser, as appropriate, may request from time to time.

         5. Compensation of the Sub-Adviser. For the services to be rendered by the Sub-Adviser under this Agreement, the Adviser shall pay to the Sub-Adviser compensation, computed and paid monthly in arrears in U.S. dollars, at an annual rate of 0.40% of the average daily net asset value of the portion of the Fund's assets under management by the Sub-Adviser. If the Sub-Adviser shall serve for less than the whole of any month, the compensation payable to the Sub-Adviser with respect to the Fund will be prorated. The Sub-Adviser will pay its expenses incurred in performing its duties under this Agreement. The Trust nor the Fund shall not be liable to the Sub-Adviser for the compensation of the Sub-Adviser. For the purpose of determining fees payable to the Sub-Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Prospectus and/or Statement.

         6. Limitation of Liability of the Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations hereunder. The Trust, on behalf of the Fund, may enforce any obligations of the Sub-Adviser under this Agreement and may recover directly from the Sub-Adviser for any liability it may have to the Fund.

         7. Activities of the Sub-Adviser. The services of the Sub-Adviser to the Fund are not deemed to be exclusive, the Sub-Adviser being free to render investment advisory and/or other services to others.

         8. Covenants of the Sub-Adviser. The Sub-Adviser agrees that it (a) will not deal with itself, "affiliated persons" of the Sub-Adviser, the Trustees of the Trust or the distributor, as principals, agents, brokers or dealers in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act and the rules, regulations and orders thereunder and subject to the prior written approval of the Adviser, and except in accordance with Rule 17e-1 procedures as approved by the Trustees from time to time and (b) will comply with all other provisions of the then-current Prospectus and Statement relative to the Sub-Adviser and its trustees, officers, employees and affiliates.

         9. Representations, Warranties and Additional Agreements of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:

         (a) It (i) is registered as an investment adviser under the U.S. Investment Advisers Act of 1940 (the "Advisers Act"), is authorized to undertake investment business in the U.S. and is registered under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable Federal or State requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will immediately notify the Adviser in writing of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) will immediately notify the Adviser in writing of any change of control of the Sub-Adviser or any parent of the Sub-Adviser resulting in an "assignment" of this Agreement.

         (b) It will maintain, keep current and preserve on behalf of the Fund, , in the manner and for the periods of time required or permitted by the 1940 Act and the rules, regulations and orders thereunder and the Advisers Act and the rules, regulations and orders thereunder, records relating to investment transactions made by the Sub-Adviser for the Fund as may be reasonably requested by the Adviser or the Fund from time to time. The Sub-Adviser agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

         (c) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy of such code of ethics, and upon any amendment to such code of ethics, promptly provide such amendment. At least annually the Sub-Adviser will provide the Trust and the Adviser with a certificate signed by the chief compliance officer (or the person performing such function) of the Sub-Adviser certifying, to the best of his or her knowledge, compliance with the code of ethics during the immediately preceding twelve (12) month period, including any material violations of or amendments to the code of ethics or the administration thereof.

         (d) It has provided the Adviser and the Trust with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission (the "SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Adviser and the Trust.

         10. Duration and Termination of this Agreement. This Agreement shall become effective on the date first above written and shall govern the relations between the parties hereto thereafter, and shall remain in force until June 30, 2002 and from year to year thereafter but only so long as its continuance is "specifically approved at least annually" by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Fund. This Agreement may be terminated at any time without penalty on sixty days' written notice to the Sub-Adviser by vote of the Board of Trustees of the Trust, by "vote of a majority of the outstanding voting securities" of the Fund, or by the Adviser. This Agreement also may be terminated at any time without penalty by the Sub-Advisor on ninety days' written notice to the Adviser and Trust. This Agreement shall automatically terminate in the event of its "assignment" or in the event that the Advisory Agreement shall have terminated for any reason.

         11. Amendments to this Agreement. This Agreement may be amended in accordance with the 1940 Act.

         12. Certain Definitions. The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "control", "affiliated persons" and "interested person", when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the 1940 Act and the rules, regulations and orders thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

         13. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Sub-Adviser pursuant to Section 9 hereof shall survive for the duration of this Agreement and the Sub-Adviser shall immediately notify, but in no event later than five (5) business days, the Adviser in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

         14. Miscellaneous. This Agreement shall be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the Sub-Adviser's Secretary in the case of the Sub-Adviser, the Adviser's General Counsel in the case of the Adviser, and the Trust's Secretary in the case of the Fund, or such other person as a party shall designate by notice to the other parties. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof. The section headings of this Agreement are for convenience of reference and do not constitute a part hereof.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, and their respective seals to be hereto affixed, all as of the day and year first written above.

                                      STEIN ROE & FARNHAM INCORPORATED

                                      By:
                                           -------------------------------------
                                            Name:
                                            Title:

                                      UNIBANK SECURITIES, INC.

                                      By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                      STEINROE VARIABLE INVESTMENT TRUST (on
                                      behalf of Stein Roe Balanced Fund,
                                      Variable Series By:
                                            Name:
                                            Title:

                                SRVIT CARD DRAFT

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                       STEINROE VARIABLE INVESTMENT TRUST
                    STEIN ROE BALANCED FUND, VARIABLE SERIES


  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR A MEETING OF SHAREHOLDERS TO BE
                             HELD ON APRIL 5, 2001

THE UNDERSIGNED HEREBY APPOINTS WILLIAM J. BALLOU, SUZAN M. BARRON, VINCENT PIETROPAOLO, RUSSELL KANE, STEPHEN E. GIBSON, AND JOSEPH R. PALOMBO, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF STEIN ROE BALANCED FUND, VARIABLE SERIES TO BE HELD AT 11:00 A.M. ON APRIL 5, 2001, AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF, AS FOLLOWS:

1. TO ELECT A BOARD OF TRUSTEES.

   [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

2. TO APPROVE A SUB-ADVISORY AGREEMENT WITH UNIBANK SECURITIES, INC.

   [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

3. TO RECLASSIFY THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITING THE PURCHASE OF SECURITIES ON MARGIN AS NON-FUNDAMENTAL.

   [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

4. TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO BORROWING.

   [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

5. IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



----------------------       --------------------------------    ------------
        SIGNATURE            SIGNATURE (JOINT OWNERS)            DATE

PLEASE SIGN YOUR NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

                               VOTING INSTRUCTIONS
                       STEINROE VARIABLE INVESTMENT TRUST
                    STEIN ROE BALANCED FUND, VARIABLE SERIES

INSTRUCTIONS OF [VARIABLE] CONTRACT PARTICIPANTS FOR VOTING SHARES OF STEINROE VARIABLE INVESTMENT TRUST.

THE BALLOT FOR WHICH VOTING INSTRUCTIONS ARE BEING REQUESTED IS SOLICITED BY THE BOARD OF TRUSTEES OF STEINROE VARIABLE INVESTMENT TRUST FOR A MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 5, 2001.

The undersigned, being a Participant under a [variable annuity contract or variable life] insurance policy issued by [Name of Insurance Company] (the "Insurance Company"), hereby instructs the Insurance Company to cause the shares of each of the above-referenced fund (the "Fund") allocable to Participant's contract or policy to be voted in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.

THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING. IF NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE NEW SUB-ADVISORY AGREEMENT.

                                        PLEASE MARK, SIGN, DATE AND RETURN THE
                                        VOTING INSTRUCTIONS CARD PROMPTLY USING
                                        THE ENCLOSED ENVELOPE.

                                        Please date and sign the name or names
                                        as printed hereon. Where there are Joint
                                        Participants, all Joint Participants
                                        should sign. Corporate Instructions
                                        should be signed by an authorized
                                        officer. Executors, administrators,
                                        trustees, etc. should so indicate when
                                        signing.

                                        DATE:
                                              ----------------------------------

                                        ----------------------------------------
                                        (Signature of participant)

                                        ----------------------------------------
                                        (Signature of joint participant)

1. TO ELECT A BOARD OF TRUSTEES.

   [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

2. TO APPROVE A SUB-ADVISORY AGREEMENT WITH UNIBANK SECURITIES, INC.

   [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

3. TO RECLASSIFY THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITING THE PURCHASE OF SECURITIES ON MARGIN AS NON-FUNDAMENTAL.

   [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

4. TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO BORROWING.

   [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

5. IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



----------------------       --------------------------------    ------------
        SIGNATURE            SIGNATURE (JOINT OWNERS)            DATE

PLEASE SIGN YOUR NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

                                SRVIT CARD DRAFT

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                       STEINROE VARIABLE INVESTMENT TRUST
                  STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES


  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR A MEETING OF SHAREHOLDERS TO BE
                             HELD ON APRIL 5, 2001

THE UNDERSIGNED HEREBY APPOINTS WILLIAM J. BALLOU, SUZAN M. BARRON, VINCENT PIETROPAOLO, RUSSELL KANE, STEPHEN E. GIBSON, AND JOSEPH R. PALOMBO, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES TO BE HELD AT 11:00 A.M. ON APRIL 5, 2001, AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF, AS FOLLOWS:

1. TO ELECT A BOARD OF TRUSTEES.

   [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

2. TO RECLASSIFY THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITING THE PURCHASE OF SECURITIES ON MARGIN AS NON-FUNDAMENTAL.

   [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

3. TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO BORROWING.

   [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

4. IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


----------------------       --------------------------------    ------------
        SIGNATURE            SIGNATURE (JOINT OWNERS)            DATE

PLEASE SIGN YOUR NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

                               VOTING INSTRUCTIONS
                       STEINROE VARIABLE INVESTMENT TRUST
                  STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES

INSTRUCTIONS OF [VARIABLE] CONTRACT PARTICIPANTS FOR VOTING SHARES OF STEINROE VARIABLE INVESTMENT TRUST.

THE BALLOT FOR WHICH VOTING INSTRUCTIONS ARE BEING REQUESTED IS SOLICITED BY THE BOARD OF TRUSTEES OF STEINROE VARIABLE INVESTMENT TRUST FOR A MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 5, 2001.

The undersigned, being a Participant under a [variable annuity contract or variable life] insurance policy issued by [Name of Insurance Company] (the "Insurance Company"), hereby instructs the Insurance Company to cause the shares of each of the above-referenced fund (the "Fund") allocable to Participant's contract or policy to be voted in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.

THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING. IF NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE NEW SUB-ADVISORY AGREEMENT.

                                        PLEASE MARK, SIGN, DATE AND RETURN THE
                                        VOTING INSTRUCTIONS CARD PROMPTLY USING
                                        THE ENCLOSED ENVELOPE.

                                        Please date and sign the name or names
                                        as printed hereon. Where there are Joint
                                        Participants, all Joint Participants
                                        should sign. Corporate Instructions
                                        should be signed by an authorized
                                        officer. Executors, administrators,
                                        trustees, etc. should so indicate when
                                        signing.

                                        DATE:
                                              ---------------------------------

                                        ----------------------------------------
                                        (Signature of participant)

                                        ----------------------------------------
                                        (Signature of joint participant)

1. TO ELECT A BOARD OF TRUSTEES.

   [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

2. TO RECLASSIFY THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITING THE PURCHASE OF SECURITIES ON MARGIN AS NON-FUNDAMENTAL.

   [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

3. TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO BORROWING.

   [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

4. IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



----------------------       --------------------------------    ------------
        SIGNATURE            SIGNATURE (JOINT OWNERS)            DATE

PLEASE SIGN YOUR NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

                                SRVIT CARD DRAFT

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                       STEINROE VARIABLE INVESTMENT TRUST
              STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES


  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR A MEETING OF SHAREHOLDERS TO BE
                             HELD ON APRIL 5, 2001

THE UNDERSIGNED HEREBY APPOINTS WILLIAM J. BALLOU, SUZAN M. BARRON, VINCENT PIETROPAOLO, RUSSELL KANE, STEPHEN E. GIBSON, AND JOSEPH R. PALOMBO, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES TO BE HELD AT 11:00 A.M. ON APRIL 5, 2001, AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF, AS FOLLOWS:

1. TO ELECT A BOARD OF TRUSTEES.

   [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

2. TO RECLASSIFY THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITING THE PURCHASE OF SECURITIES ON MARGIN AS NON-FUNDAMENTAL.

   [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

3. TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO BORROWING.

   [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

4. IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


----------------------       --------------------------------    ------------
        SIGNATURE            SIGNATURE (JOINT OWNERS)            DATE

PLEASE SIGN YOUR NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

                               VOTING INSTRUCTIONS
                       STEINROE VARIABLE INVESTMENT TRUST
              STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES

INSTRUCTIONS OF [VARIABLE] CONTRACT PARTICIPANTS FOR VOTING SHARES OF STEINROE VARIABLE INVESTMENT TRUST.

THE BALLOT FOR WHICH VOTING INSTRUCTIONS ARE BEING REQUESTED IS SOLICITED BY THE BOARD OF TRUSTEES OF STEINROE VARIABLE INVESTMENT TRUST FOR A MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 5, 2001.

The undersigned, being a Participant under a [variable annuity contract or variable life] insurance policy issued by [Name of Insurance Company] (the "Insurance Company"), hereby instructs the Insurance Company to cause the shares of each of the above-referenced fund (the "Fund") allocable to Participant's contract or policy to be voted in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.

THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING. IF NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE NEW SUB-ADVISORY AGREEMENT.

                                        PLEASE MARK, SIGN, DATE AND RETURN THE
                                        VOTING INSTRUCTIONS CARD PROMPTLY USING
                                        THE ENCLOSED ENVELOPE.

                                        Please date and sign the name or names
                                        as printed hereon. Where there are Joint
                                        Participants, all Joint Participants
                                        should sign. Corporate Instructions
                                        should be signed by an authorized
                                        officer. Executors, administrators,
                                        trustees, etc. should so indicate when
                                        signing.

                                        DATE:
                                              ----------------------------------

                                        ----------------------------------------
                                        (Signature of participant)

                                        ----------------------------------------
                                        (Signature of joint participant)

1. TO ELECT A BOARD OF TRUSTEES.

   [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

2. TO RECLASSIFY THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITING THE PURCHASE OF SECURITIES ON MARGIN AS NON-FUNDAMENTAL.

   [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

3. TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO BORROWING.

   [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

4. IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



----------------------       --------------------------------    ------------
        SIGNATURE            SIGNATURE (JOINT OWNERS)            DATE

PLEASE SIGN YOUR NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

                                SRVIT CARD DRAFT

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                       STEINROE VARIABLE INVESTMENT TRUST
               STEIN ROE MORTGAGE SECURITIES FUND, VARIABLE SERIES


  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR A MEETING OF SHAREHOLDERS TO BE
                             HELD ON APRIL 5, 2001

THE UNDERSIGNED HEREBY APPOINTS WILLIAM J. BALLOU, SUZAN M. BARRON, VINCENT PIETROPAOLO, RUSSELL KANE, STEPHEN E. GIBSON, AND JOSEPH R. PALOMBO, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF STEIN ROE MORTGAGE SECURITIES FUND, VARIABLE SERIES TO BE HELD AT 11:00 A.M. ON APRIL 5, 2001, AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF, AS FOLLOWS:

1. TO ELECT A BOARD OF TRUSTEES.

   [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

2. TO RECLASSIFY THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITING THE PURCHASE OF SECURITIES ON MARGIN AS NON-FUNDAMENTAL.

   [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

3. TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO BORROWING.

   [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

4. IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

   [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN



----------------------       --------------------------------    ------------
        SIGNATURE            SIGNATURE (JOINT OWNERS)            DATE

PLEASE SIGN YOUR NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

                               VOTING INSTRUCTIONS
                       STEINROE VARIABLE INVESTMENT TRUST
               STEIN ROE MORTGAGE SECURITIES FUND, VARIABLE SERIES

INSTRUCTIONS OF [VARIABLE] CONTRACT PARTICIPANTS FOR VOTING SHARES OF STEINROE VARIABLE INVESTMENT TRUST.

THE BALLOT FOR WHICH VOTING INSTRUCTIONS ARE BEING REQUESTED IS SOLICITED BY THE BOARD OF TRUSTEES OF STEINROE VARIABLE INVESTMENT TRUST FOR A MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 5, 2001.

The undersigned, being a Participant under a [variable annuity contract or variable life] insurance policy issued by [Name of Insurance Company] (the "Insurance Company"), hereby instructs the Insurance Company to cause the shares of each of the above-referenced fund (the "Fund") allocable to Participant's contract or policy to be voted in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.

THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING. IF NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE NEW SUB-ADVISORY AGREEMENT.

                                        PLEASE MARK, SIGN, DATE AND RETURN THE
                                        VOTING INSTRUCTIONS CARD PROMPTLY USING
                                        THE ENCLOSED ENVELOPE.

                                        Please date and sign the name or names
                                        as printed hereon. Where there are Joint
                                        Participants, all Joint Participants
                                        should sign. Corporate Instructions
                                        should be signed by an authorized
                                        officer. Executors, administrators,
                                        trustees, etc. should so indicate when
                                        signing.

                                        DATE:
                                              ----------------------------------

                                        ----------------------------------------
                                        (Signature of participant)

                                        ----------------------------------------
                                        (Signature of joint participant)

1. TO ELECT A BOARD OF TRUSTEES.

   [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

2. TO RECLASSIFY THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITING THE PURCHASE OF SECURITIES ON MARGIN AS NON-FUNDAMENTAL.

   [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

3. TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO BORROWING.

   [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

4. IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



----------------------       --------------------------------    ------------
        SIGNATURE            SIGNATURE (JOINT OWNERS)            DATE

PLEASE SIGN YOUR NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

                                SRVIT CARD DRAFT

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                       STEINROE VARIABLE INVESTMENT TRUST
                  STEIN ROE MONEY MARKET FUNDS, VARIABLE SERIES


  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR A MEETING OF SHAREHOLDERS TO BE
                             HELD ON APRIL 5, 2001

THE UNDERSIGNED HEREBY APPOINTS WILLIAM J. BALLOU, SUZAN M. BARRON, VINCENT PIETROPAOLO, RUSSELL KANE, STEPHEN E. GIBSON, AND JOSEPH R. PALOMBO, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF STEIN ROE MONEY MARKET FUNDS, VARIABLE SERIES TO BE HELD AT 11:00 A.M. ON APRIL 5, 2001, AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS, AND AT ANY ADJOURNMENTS THEREOF, AS FOLLOWS:

1. TO ELECT A BOARD OF TRUSTEES.

   [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

2. TO RECLASSIFY THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITING THE PURCHASE OF SECURITIES ON MARGIN AS NON-FUNDAMENTAL.

   [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

2. TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO BORROWING.

   [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

4. IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


----------------------       --------------------------------    ------------
        SIGNATURE            SIGNATURE (JOINT OWNERS)            DATE

PLEASE SIGN YOUR NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

                               VOTING INSTRUCTIONS
                       STEINROE VARIABLE INVESTMENT TRUST
                  STEIN ROE MONEY MARKET FUNDS, VARIABLE SERIES

INSTRUCTIONS OF [VARIABLE] CONTRACT PARTICIPANTS FOR VOTING SHARES OF STEINROE VARIABLE INVESTMENT TRUST.

THE BALLOT FOR WHICH VOTING INSTRUCTIONS ARE BEING REQUESTED IS SOLICITED BY THE BOARD OF TRUSTEES OF STEINROE VARIABLE INVESTMENT TRUST FOR A MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 5, 2001.

The undersigned, being a Participant under a [variable annuity contract or variable life] insurance policy issued by [Name of Insurance Company] (the "Insurance Company"), hereby instructs the Insurance Company to cause the shares of each of the above-referenced fund (the "Fund") allocable to Participant's contract or policy to be voted in the manner specified on the reverse side with respect to the matter described in the accompanying proxy statement.

THE INSURANCE COMPANY WILL FOLLOW VOTING INSTRUCTIONS ONLY IF THEY ARE RECEIVED AT LEAST ONE DAY PRIOR TO THE DATE OF THE MEETING. IF NO INSTRUCTIONS ARE SPECIFIED, THE INSURANCE COMPANY WILL VOTE THE SHARES IN FAVOR OF THE NEW SUB-ADVISORY AGREEMENT.

                                        PLEASE MARK, SIGN, DATE AND RETURN THE
                                        VOTING INSTRUCTIONS CARD PROMPTLY USING
                                        THE ENCLOSED ENVELOPE.

                                        Please date and sign the name or names
                                        as printed hereon. Where there are Joint
                                        Participants, all Joint Participants
                                        should sign. Corporate Instructions
                                        should be signed by an authorized
                                        officer. Executors, administrators,
                                        trustees, etc. should so indicate when
                                        signing.

                                        DATE:
                                              ----------------------------------

                                        ----------------------------------------
                                        (Signature of participant)

                                        ----------------------------------------
                                        (Signature of joint participant)

1. TO ELECT A BOARD OF TRUSTEES.

   [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

2. TO RECLASSIFY THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITING THE PURCHASE OF SECURITIES ON MARGIN AS NON-FUNDAMENTAL.

   [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

3. TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO BORROWING.

   [ ] FOR              [ ] AGAINST                 [ ] ABSTAIN

4. IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



----------------------       --------------------------------    ------------
        SIGNATURE            SIGNATURE (JOINT OWNERS)            DATE

PLEASE SIGN YOUR NAME OR NAMES EXACTLY AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.